UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(AMENDMENT NO. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2019

Nexstar Media Group, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-50478	23-3083125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 E. John Carpenter Freeway, Suite 700, Irving, Texas		75062
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 373-8800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	NXST	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Form 8-K/A”) is an amendment to the Current Report on Form 8-K of Nexstar Media Group, Inc. (“Nexstar”), filed on September 20, 2019 (the “Original Form 8-K”). This Form 8-K/A is being filed to provide financial statements of the acquired business required by Item 9.01 (a) and the pro forma financial information required by Item 9.01 (b). This Form 8-K/A supplements Item 9.01 of the Original Form 8-K.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On September 19, 2019, Tribune Media Company, a Delaware corporation (“Tribune”), became a wholly owned subsidiary of Nexstar as a result of the merger of Titan Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Nexstar (“Merger Sub”), with and into Tribune (the “Merger”), with Tribune surviving the Merger as a wholly owned subsidiary of Nexstar. The Merger was effected pursuant to the previously announced Agreement and Plan of Merger, dated as of November 30, 2018 (the “Merger Agreement”), by and among Nexstar, Merger Sub and Tribune. Following the Merger, Nexstar owns, operates, programs or provides sales and other services to 197 full power television stations in 115 markets or approximately 39% of all U.S. television households (reflecting the Federal Communication Commission’s UHF discount).

Substantially concurrently with the Merger, Nexstar also completed the previously announced sale of the assets of 21 full power television stations in 16 markets.

Item 9.01.  Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The audited consolidated financial statements of Tribune as of December 31, 2018 and 2017 and for the three years ended December 31, 2018, 2017, and 2016, the notes related thereto are filed hereto as Exhibit 99.2. The unaudited condensed consolidated financial statements of Tribune as of June 30, 2019 and December 31, 2018 and for the three and six months ended June 30, 2019 and June 30, 2018 are filed hereto as Exhibit 99.3.

(b) Pro Forma Financial Information

The unaudited pro forma financial information as of June 30, 2019 and for the six months ended June 30, 2019 and for the year ended December 31, 2018 required by this item are filed hereto as Exhibit 99.1.

(d) Exhibits

Exhibit No	Description
23.1*	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm of Tribune Media Company.
23.2*	Consent of PricewaterhouseCoopers LLP (regarding Television Food Network, G.P.)
23.3*	Consent of Deloitte & Touche LLP (regarding Television Food Network, G.P.)
99.1*	Unaudited Pro Forma Condensed Combined Financial Information as of June 30, 2019 and for the six months ended June 30, 2019 and for the year ended December 31, 2018.
99.2

Audited financial statements of Tribune Media Company as of December 31, 2018 and December 31, 2017 and for each of the three years in the period ended December 31, 2018, the Report of Management on Internal Control over Financial Reporting as of December 31 ,2018, and the audited financial statements of Television Food Network, G.P. as of December 31, 2018 and 2017 and for the three years ended December 31, 2018, included in Part II, Item 8, Part II Item 9A, and Exhibit 99.1, respectively, of Tribune Media’s Annual Report on Form 10-K (File No. 001-08572) for the year ended December 31, 2018 filed with the SEC on March 1, 2019.

99.3

Unaudited condensed consolidated financial statements of Tribune Media Company as of June 30, 2019 and December 31, 2018 and for the three and six months ended June 30, 2019 and June 30, 2018 (incorporated by reference from Tribune Media Company’s Quarterly Report on Form 10-Q (File No. 001-08572) filed on August 9, 2019.)

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* Filed herewith

This Form 8-K/A contains forward-looking statements that contain risks and uncertainties. These forward-looking statements contain statements of intent, belief or current expectations of Nexstar and its management. Such forward-looking statements are not guarantees of future results and involve risks and uncertainties that may cause actual results to differ materially from the potential results discussed in the forward-looking statements. Nexstar is not obligated to update forward-looking statements based on circumstances or events that occur in the future. Risks and uncertainties that may cause such differences include but are not limited to the risk factors listed in Nexstar’s most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed with the SEC on Febraury 27, 2019. Nexstar assumes no obligation to update any forward-looking information contained in this Form 8-K/A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXSTAR MEDIA GROUP, INC.

	By:	/s/ Thomas E. Carter
Date: November 4, 2019	Name:	Thomas E. Carter
	Title:	Chief Financial Officer
(Principal Financial Officer)